NEITHER THIS PROMISSORY NOTE NOR THE UNDERLYING COMMON STOCK AND WARRANTS
        HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED
          ("ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR
           OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT PURSUANT TO AN
             EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY
        APPLICABLE STATE SECURITIES LAW, OR AN OPINION OF COUNSEL TO THE
         PAYEE SATISFACTORY TO COUNSEL OF THE COMPANY THAT AN EXEMPTION
            FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE
     SECURITIES LAWS IS AVAILABLE. HEDGING TRANSACTIONS IN THESE SECURITIES
            MAY NOT BE CONDUCTED, EXCEPT IN COMPLIANCE WITH THE ACT.

                                     FORM OF
                         8% CONVERTIBLE PROMISSORY NOTE
                         ------------------------------


                 (This 8% Convertible Promissory Note is one of
              a series of promissory notes of like tenor and terms)


________________, 2000.                                            $____________


         FOR VALUE RECEIVED, the undersigned, PHON-NET.COM, INC., an Florida corporation ("Maker"), hereby promises to pay to the order of _____________________ ("Payee") the principal sum of ___________________________
($________) with interest on the unpaid principal amount at the rate of 8% per annum and on any overdue payment of principal or interest at the rate of 1 1/2% per month (18% per annum), and with the principal balance and all accrued interest being due and payable on ___________, ____, all as hereinafter provided.

         This Note is being issued pursuant to a Subscription Agreement relating thereto between the Maker and the Payee.

         1 PAYMENTS OF INTEREST AND PRINCIPAL.

           1 INTEREST. Maker shall pay interest to Payee on the unpaid outstanding principal balance owed to Payee hereunder at the rate of 8% per annum. Interest shall be payable upon conversion, as hereinafter provided, or at the time of maturity of this Note on _____________, ____.

           2 PRINCIPAL. Maker shall have no duty or obligation to pay any portion of the outstanding principal owed hereunder, except as hereinafter provided, until ___________, ____. On ___________, ____ all accrued interest and outstanding principal shall be due and payable, and shall be paid to Payee.

           3 PAYMENTS. All payments made hereunder shall be applied as made first to the payment of interest then due, and the balance of said payment shall be applied to the payment of the principal sum.

         2 PLACE OF PAYMENT. So long as Payee shall hold this Note, all payments of principal and interest shall be made at the address of Payee at its address specified in the Subscription Agreement, or as otherwise specified by Payee, in writing, to Maker.

         3 CONVERSION AND REDEMPTION.

           1 CONVERSION. Commencing 120 days following the date hereof, and continuing until 5:00 p.m. Florida time, twelve (12) months from the date hereof, the Payee may convert all, or portions of the principal amount hereof and accrued interest thereon in increments of at least $10,000, into shares of Common Stock ("Conversion Shares") and Common Stock Purchase Warrants ("Warrants") of the Maker. The number of Conversion Shares shall be equal to the principal plus accrued interest thereon to be converted, divided by $.35. The number of Warrants shall be equal to the number of Conversion Shares, divided by two. The form of Warrant is attached to this Note as Exhibit "A". The Payee shall exercise the option to convert by sending this Note and written election to such effect to the Maker, which election shall specify the amount of principal and accrued to be converted. If this Note is converted as to less than the entire unpaid principal amount hereof, a new Note for the unconverted balance of this Note shall be delivered to the Payee.

           2 ADJUSTMENTS. In the event that the outstanding Common Stock of the Maker hereafter is restructured or revised by recapitalization, reclassification, combination of shares, stock split or split-up or stock dividend, the aggregate number and kind of Common Stock subject to conversion under this Note shall be adjusted appropriately, both as to the number of shares of Common Stock and the conversion price. No fractional shares will be issued upon any conversion, but an adjustment therefor in cash will be made with respect to any fraction of a share which would otherwise be issuable based upon the market price for one share of the Maker's Common Stock on the trading day immediately preceding any notice of conversion hereunder multiplied by such fraction or, in the alternative, at the election of the Maker, the fractional share may be rounded up to the nearest whole share.

           3 SALE, EXCHANGE, ETC. In case of any sale, exchange, tender offer, redemption or buyout of the Maker's shares, or any consolidation of the Maker with or merger of the Maker into another corporation, or in case of any sale, transfer or lease to another corporation of all or substantially all other property of the Maker, the Maker or such successor or purchasing corporation, as the case may be, shall execute with the Payee an agreement that the Payee shall have the right thereafter, upon payment of the per share conversion price in effect immediately prior to such action, to convert, on the same basis which it would have or have been entitled to receive after the happening of such consolidation, merger, sale, transfer or lease had such conversion been accomplished immediately prior to such action. Such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided herein. These provisions shall similarly apply to successive consolidations, mergers, sales, transfers or leases.

           4 COVENANTS. The Maker covenants and agrees that: (i) all shares of Common Stock delivered upon conversion (in accordance with the terms and conditions set forth herein) of this Note will, upon delivery, be duly and validly authorized and issued, fully paid and non-assessable and free from all liens and charges with respect to the purchase thereof; and (ii) it will at all times reserve and keep available an authorized number of shares of its Common Stock sufficient to permit the conversion rights under this Note to be fully exercised, including shares issuable upon exercise of the Warrants.

         4 DEFAULT AND REMEDIES.

           1 DEFAULT. The occurrence of any of the following shall constitute an event of default ("Event of Default"):

             (1) FAILURE TO PAY. Maker fails to pay, when due, any of the obligations provided for in this Note at their due date, and such failure continues unremedied for a period of three (3) business days after written notice from Payee to Maker of such failure.

             (2) DENOMINATED EVENTS. The occurrence of any event expressly denominated as an Event of Default in this Note;

             (3) FAILURE TO PERFORM. Maker fails to perform or observe any material covenant, term or condition of this Note to be performed or observed by Maker and such failure continues unremedied for a period of ten (10) business days after written notice from Payee to Maker of such failure;

             (4) PETITION BY OR AGAINST MAKER. There is filed by or against Maker any petition or complaint with respect to its own financial condition under any state or federal bankruptcy law or any amendment thereto (including without limitation a petition for reorganization, arrangement or extension of debts) or under any other similar insolvency laws providing for the relief of debtors and such petition or complaint is not set aside, stayed or terminated within sixty (60) days after filing; or

             (5) APPOINTMENT OF RECEIVER. A receiver, trustee, conservator or liquidator is appointed for Maker, or for all or a substantial part of its assets; or Maker shall be adjudicated bankrupt, insolvent or in need of any relief provided to debtors by any court and such appointment or adjudication is not set aside, stayed or terminated within sixty (60) days after filing.

           2 REMEDIES. Upon the occurrence of an Event of Default and for so long as such default is continuing:

             (1) The outstanding principal amount of this Note and interest thereon at the rate of 1 1/2% per month from said occurrence until paid in full (the "Default Amount") shall, at the option of Payee, become immediately due and payable.

             (2) Payee may exercise any of the other remedies provided under applicable laws.

             (3) Maker shall be liable for all costs, charges and expenses incurred by Payees by reason of the occurrence of any Event of Default or the exercise of Payees' remedies with respect thereto.

         5 INVESTMENT INTENT. This Note is given to Payee with the understanding that Payee is acquiring this Note and, upon conversion, the Conversion Shares and Warrants, for investment purposes and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in any distribution within the meaning of the Securities Act of 1933, as amended. Payee shall not divide his participation with others or resell, assign or otherwise dispose of all or any part of this Note.

         6 MISCELLANEOUS.

           1 WAIVERS. No waiver of any term or condition of this Note shall be construed to be a waiver of any succeeding breach of the same term or condition. No failure or delay of Payee to exercise any power hereunder, or to insist upon strict compliance by Maker of any obligations hereunder, and no custom or other practice at variance with the terms hereof shall constitute a waiver of the right of Payee to demand exact compliance with such terms.

           2 INVALID TERMS. In the event any provision contained in this Note shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

           3 SUCCESSORS. This Note shall be binding upon Maker, its legal representatives, successors and assigns, and inure to the benefit of Payee, its legal representatives, successors and assigns.

           4 CONTROLLING LAW. This Note shall be read, construed and governed in all respects in accordance with the laws of the State of Florida.

           5 AMENDMENTS. This Note may be amended only by an instrument in writing executed by the party against which enforcement of the amendment is sought.

           6 NOTICES. All notices, requests, demands and other communications required or permitted to be given hereunder shall be sufficiently given if addressed to the Maker at 600-750 West Pender Street, Vancouver, British Columbia, Canada V6C 2T7 and to Payee at the address specified in the Subscription Agreement executed by Payee, posted in the U.S. mail by certified or registered mail, return receipt requested. Any party may change said address by giving the other party hereto notice of such change of address. Notice given as hereinabove described shall be deemed given on the date of its deposit in the U.S. mail and, unless sooner received, shall be deemed received by the party to whom it is addressed on the fifth calendar day following the date on which said notice is deposited in the mail.

           7 CONSTRUCTION OF TERMS. Whenever the context so requires, any gender is deemed to include any other, and the singular is deemed to include the plural, and conversely.

           8 TIME OF ESSENCE. Time is of the essence in this Note and each and every provision hereof.

           9 HEADINGS. All section and subsection headings herein, wherever they appear, are for convenience only and shall not affect the construction of any terms herein.

         IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its duly authorized officer and its seal affixed hereto, as of the day and year first above written.


                                    PHON-NET.COM, INC.



                                    By:______________________________________
                                       Brian Collins, Chief Executive Officer

                                   EXHIBIT A
                                       TO
                         8% CONVERTIBLE PROMISSORY NOTE

                      FORM OF COMMON STOCK PURCHASE WARRANT
                      -------------------------------------

 THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR
      OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS,
    OR AN OPINION OF COUNSEL SATISFACTORY TO COUNSEL TO THE COMPANY THAT AN
          EXEMPTION FROM REGISTRATION THEREUNDER IS AVAILABLE. HEDGING
        TRANSACTIONS IN THESE SECURITIES MAY NOT BE CONDUCTED, EXCEPT IN
                            COMPLIANCE WITH THE ACT.


                                                                   W-__________

                               WARRANT TO PURCHASE
                                  COMMON STOCK
                                       OF
                               PHON-NET.COM, INC.



         This is to certify that _________________________________ (the
"Holder") is entitled, subject to the terms and conditions hereinafter set forth, to purchase _______________________ (_______) shares (the "Common
Shares") of Common Stock, $.001 par value per share (the "Common Stock"), PHON-NET.COM, INC., a Florida corporation (the "Company"), from the Company at the price per share and on the terms set forth herein and to receive a certificate for the Common Shares so purchased on presentation and surrender to the Company with the subscription form attached, duly executed and accompanied by payment of the exercise price of each share purchased, either in cash or by certified or bank cashier's check or other check payable to the order of the Company. This Warrant is issued in connection with the Company's offering of $500,000 in Convertible Promissory Notes (the "Offering").

EXERCISE

         The purchase rights represented by this Warrant are exercisable at a price per Common Share of Fifty Cents ($0.50), beginning on the date hereof and terminating at 5:00 p.m., Florida time, twelve (12) months from the date hereof, subject to adjustment as hereinafter provided.

         The purchase rights represented by this Warrant are exercisable at the option of the registered owner hereof in whole or in part, from time to time, within the period specified; provided, however, that such purchase rights shall not be exercisable with respect to a fraction of a Common Share. In case of the purchase of less than all the Common Shares purchasable under this Warrant, the Company shall cancel this Warrant on surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable hereunder.

         The Company agrees at all times to take appropriate action to reserve or hold available a sufficient number of Common Shares to cover the number of shares issuable on exercise of this and all other Warrants of like tenor then outstanding. The Company agrees to obtain any authorization required from its shareholders in order to amend its Articles of Incorporation to increase the authorized capitalization to permit the exercise of this Warrant and other Warrants of like tenor.

NO SHAREHOLDER RIGHTS

         This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company, or to any other rights whatever except the rights herein expressed, and no dividends shall be payable or accrue in respect of this Warrant or the interest represented hereby or the Common Shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

ADJUSTMENTS

         The number of shares of Common Stock purchasable upon exercise of this Warrant and the Purchase Price shall be subject to adjustments from time to time as follows:

         If the Company shall at any time prior to the expiration of this Warrant subdivide or combine its Common Stock, by forward or reverse stock split or otherwise, or issue additional shares of its Common Stock as a dividend with respect to any shares of its Common Stock, the number of Common Shares issuable upon exercise of this Warrant shall forthwith be proportionately increased or decreased. Appropriate adjustments shall also be made to the per share purchase price, but the aggregate purchase price payable for the total number of Common Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend. The good faith determination of the Company's Board of Directors in connection with any adjustment required under this paragraph shall be conclusive.

         In the event of any reclassification, capital reorganization or other change in the Common Stock of the Company or in the event of any sale of all or substantially all of the Company's assets or any merger, consolidation or restructuring to which the Company is a party in which the Company's stockholders before the transaction or series of transactions hold 50% or more of the voting power of the surviving entity immediately after the transaction or series of transactions (other than as a result of a subdivision, combination or stock dividend provided for above), lawful provision shall be made, and duly executed documents evidencing the same shall be made and shall be delivered to the Holder in substitution for the Holder's rights under this Warrant, so that the Holder shall have the right at any time and from time to time prior to the expiration of this Warrant to purchase at a total price equal to that payable upon exercise of this Warrant immediately prior to such event, the kind and amount of shares of stock or other securities or property receivable in connection with such reclassification, reorganization or change by a Holder of same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization or change. In any such case, appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall hereafter be applicable with respect to any shares of stock or other securities or property deliverable upon exercise hereof, and appropriate adjustment shall be made to the purchase price per Common Share payable hereunder, provided the aggregate purchase price shall remain the same. The good faith determination of the Company's Board of Directors in connection with any adjustment required under this paragraph shall be conclusive.

         In the event of dissolution, liquidation, merger or combination of the Company in which the Company is not a surviving corporation, this Warrant shall terminate, but the registered owner of this Warrant shall have the right, until 5:00 p.m., Florida time, on the day prior to the effective date of such dissolution, liquidation, merger or combination, to exercise this Warrant in whole or in part, to the extent that it shall not have theretofore been exercised.

         Upon any adjustments of the number of Common Shares issuable upon exercise of this Warrant or the purchase price pursuant to this paragraph, the Company within thirty (30) days thereafter shall cause to be prepared a certificate of the Chief Financial or Accounting Officer of the Company setting forth the number of Common Shares issuable upon exercise of this Warrant and the purchase price after such adjustments, and setting forth in reasonable detail the method of calculation used and cause a copy of such certificate to be mailed to the Holder of the Warrant.
         The foregoing adjustments and the manner of application of the foregoing provisions may provide for the elimination of fractional share interests.

MISCELLANEOUS

         The Company shall not be required to issue or deliver any certificate for Common Shares purchased on exercise of this Warrant or any portion thereof prior to fulfillment of all the following conditions:

                  (U) the completion of any registration or other qualification of such Common Shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other government regulatory body which is necessary;

                  (V) the obtaining of any approval or other clearance from any federal or state government agency which is necessary;

                  (C) the obtaining from the registered owner of the Warrant a representation in writing that the owner is acquiring such Common Shares for the owner's own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof, if the Warrants and the related shares have not been registered under the Act; and

                  (D) the placing on the certificate of an appropriate legend and the issuance of stop transfer instructions in connection therewith if this Warrant and the related, Common Shares have not been registered under the Act to the following effect:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE LAWS OF ANY STATE AND HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

         The Company may make any changes or corrections in this Warrant (i) that it shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provision or manifest mistake or error herein contained; or (ii) that it may deem necessary or desirable and which shall not adversely affect the interests of the Holder; provided, however, that this Warrant shall not otherwise be modified, supplemented or altered in any respect except with the consent in writing of the Holder of not less than 50% of the aggregate number of Warrants issued of the tenor and kind then outstanding; and provided, further, that no change in the number or nature of the securities purchasable upon the exercise of any Warrant, or any increase in the purchase price therefor, or any shortening of the Warrant exercise period shall be made without the consent in writing of the Holders representing such Warrant, other than such changes as are specifically prescribed by this Warrant.

         The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and its successors and assigns.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by the signature of its duly authorized officer.

                                                     PHON-NET.COM, INC.


                                                  By:______________________
                                                     Brian Collins
                                                     President and CEO

Dated: ___________, ____

                                    EXHIBIT B

                          AMENDMENT NO. 1 TO FORM SB-2
                          ----------------------------


         The following Registration Statement has been filed with the United States Securities and Exchange Commission but has not yet become effective under applicable law. The Registration Statement is being furnished to provide prospective purchasers of the Convertible Notes and Warrants pursuant to Regulation S with information concerning Phon-Net.com, Inc. No representation is made that the information set forth in the following Registration Statement will not change.